LOOKING BEYOND CURRENT TREATMENTS FOR CENTRAL NERVOUS SYSTEM (CNS) DISEASES AND DISORDERS WITH HIGH UNMET NEED

VistaGen® Therapeutics

www.vistagen.com

Nasdaq: VTGN

Cowen and Company
39th Annual Health Care Conference
March 13, 2019

www.vistagen.com

Forward-looking Statements



VistaGen® Therapeutics

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern our product candidates, our development efforts, our collaborations, our intellectual property, our financial condition, our plans and our development programs. These statements involve risks, uncertainties and assumptions, and are based on the current estimates and assumptions of the management of VistaGen Therapeutics, Inc. (Company) as of the date of this presentation and are subject to uncertainty and changes. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, those set forth in our Annual Report on Form 10-K for the year ended March 31, 2018, filed with the Securities and Exchange Commission (SEC) on June 26, 2018, as well as any updates to those risk factors filed with the SEC from time to time in our periodic and current reports on Forms 8-K and 10-Q. All statements contained in this presentation are made only as of the date of this presentation, and the Company undertakes no duty to update this information unless required by law.

VistaGen Therapeutics

Looking beyond current therapies for CNS diseases and disorders with high unmet need

Emphasis: **at-home use, rapid-onset, exceptional safety**

3 late-stage product candidates with new generation MOAs

2 with Phase 2 POC efficacy and safety, **3rd** with potential in 2019

3 clinical readouts during 2019

At least **1** pivotal Phase 3 study launch in 2020

Pipeline

Product Candidate	Indication	Preclinical	Phase 1	Phase 2	Phase 3
PH94B	Social Anxiety Disorder	Phase 3 preparation in process			
AV-101	Major Depressive Disorder†	ELEVATE Study, ongoing			
	Major Depressive Disorder	U.S. NIMH Study, ongoing			
	Treatment-Resistant Depression	RELAY Study, preparation in process			
	Suicidal Ideation	Baylor/VA Study, ongoing			
	Neuropathic Pain†	Phase 2a, preparation in process			
	Parkinson's LID	Phase 2a, preparation in process			
PH10	Major Depressive Disorder	Phase 2b, preparation in process			

† FDA Fast Track Designation

Most Advanced Clinical Program
- Entering Pivotal Phase 3 -

—

PH94B
for
Social Anxiety Disorder

www.vistagen.com

VistaGen® Therapeutics

Nasdaq: VTGN

VistaGen Therapeutics

Social Anxiety Disorder in the U.S.


SOCIAL ANXIETY DISORDER:
More Than Just Shyness

NIH National Institute of Mental Health

SAD is More than Just Shyness

One of the most prevalent mental health conditions in the U.S.

Affects as many as

22 million

7%

of Americans

Individuals feel anxiety or fear in everyday social and performance situations, such as…

- giving a speech
- making a work presentation
- meeting new people
- interviewing for a job
- eating/drinking in front of others

https://www.nimh.nih.gov/health/publications/social-anxiety-disorder-more-than-just-shyness/index.shtml

Current SAD Treatment Options Fall Short

VistaGen Therapeutics

FDA APPROVED	Not FDA-Approved Prescribed Off-label
Antidepressants	**Benzodiazepines & Beta Blockers**
× Slow onset, chronic administration	× Addiction risk
× May worsen anxiety initially	× Sedation
× Significant side effects	× Cognitive impairment
× Potential drug-drug interaction	× Cardiac concerns

There is no FDA-approved PRN treatment for SAD

PH94B

Novel PRN Treatment, Rapid-Onset Efficacy, Exceptional Safety



- Novel CNS neuroactive steroid nasal spray
- Activates nasal chemosensory receptors that trigger neural circuits in the brain that suppress fear and anxiety
- PRN treatment prior to a fear- or anxiety-producing social event
- Rapid-onset efficacy (10 to 15 minutes)
- Microgram dose, no systemic exposure
- Well-tolerated through Pilot Phase 3
- Non-sedating, non-addictive

Phase 2 and Pilot Phase 3 Complete
Preparing for Pivotal Phase 3 launch in 2020

Potential to be the first FDA-approved PRN treatment for SAD

PH94B Mechanism of Action

Activates Neural Circuits that Suppress Fear and Anxiety

VistaGen® Therapeutics

- **Fundamentally different from all current treatments**
- **Activates nasal chemosensory receptors that trigger neural circuits in the brain that suppress fear and anxiety**
  - Engages nasal chemosensory receptors that trigger a subset of neurons in the main olfactory bulbs (OB)
  - OB neurons stimulate inhibitory GABAergic neurons in the amygdala, releasing anxiolytic neuropeptide S, decreasing release of norepinephrine, and facilitating fear extinction and activity of the limbic-hypothalamic parasympathetic system



www.vistagen.com

PH94B Phase 2 POC Study

Reduced Anxiety in Response to Public Speaking Challenge

VistaGen Therapeutics

Visit 2, Baseline assessment: Both groups treated with Placebo	Visit 3, Treatment Period: Each group treated with Placebo or PH94B



Visit 2 (Baseline/Placebo)
Placebo
PH94B
Subjective Units of Distress (SUDS)
80
70
60
50
40
R 1 2 0 1 2 3 4 5 (min)
Anticipation Anxiety
Performance Anxiety
Visit 3 (Treatment Phase)
Placebo
PH94B
Subjective Units of Distress (SUDS)
80
70
60
50
40
R 1 2 0 1 2 3 4 5 (min)
Anticization Anxiety
Performance Anxiety

Active Group:	Placebo Group:			
Mean Difference = 26.7 Standard Deviation = 21.6 Number of Subjects = 45	Mean Difference = 14.0 Standard Deviation = 16.3 Number of subjects = 46	t = 3.16	p = 0.002	Cohen's d (Effect Size) .72

PH94B Phase 2 POC Study

Reduced Anxiety in Response to Social Interaction Challenge

Visit 2, Baseline assessment: Both groups treated with Placebo	Visit 3, Treatment Period: Each group treated with either Placebo or PH94B


Visit 2 (Baseline/Placebo)
Subjective Units of Distress (SUDS)
60
55
50
45
40
35
30
Placebo
PH94B
R 1 2 0 1 2 3 4 5 (min)
Anticipation Anxiety
Performance Anxiety
Visit 3 (Treatment Phase)
Subjective Units of Distress (SUDS)
60
55
50
45
40
35
30
Placebo
PH94B
R 1 2 0 1 2 3 4 5 (min)
Anticipation Anxiety
Performance Anxiety

Active Group:	Placebo Group:			
Mean Difference = 18.3	Mean Difference = 6.6	t = 2.67	p = 0.009	Cohen's d (Effect size) .56
Standard Deviation = 17.4	Standard Deviation = 23.6			
Number of Subjects = 45	Number of Subjects = 46			

Phase 2 Clinical Programs

—

AV-101 and PH10
for
Major Depressive Disorder
and
Treatment-Resistant Depression

www.vistagen.com

VistaGen® Therapeutics

Nasdaq: VTGN

VistaGen Therapeutics

Major Depressive Disorder in the U.S.

1 in 4 women | **1 in 6 men**

diagnosed with depressive disorders

1 in 8

age 12 and over takes an antidepressant[1]

LARGE ADDRESSABLE MARKET WITH HIGH UNMET NEED[2,3]

11.6M
Drug-treated patients with Major Depressive Disorder

7.3M
Inadequate response to 1st antidepressant

5.1M
Treatment-resistant after 2nd antidepressant

1. CDC – NCHS – National Center for Health Statistics, August 2017; 2. Rush AJ, et al. Am J. Psychiatry. 2006, 163(11): 1905-1917 (STAR*D Study); 3. Decision Resources 2016.

VistaGen Therapeutics

Current Drug Treatments Fall Short

Antidepressants

- **Often do not work; slow to work**
  - Initial ADT effective in 1 of 3 patients
  - May take 4 to 6 weeks or more for antidepressant effects
- **Significant side effects**
  - Anxiety, sexual dysfunction, insomnia

Atypical Antipsychotics

- **Often do not work**
  - Only ca. 20% of patients respond to augmentation
- **Significant side effects**
  - Weight gain, akathisia, insomnia, dizziness, tardive dyskinesia

VistaGen® Therapeutics

Ketamine-based therapies offer new hope to millions, but are they long-term solutions?

"Club Drug Ketamine Provides Hope in Fight Against Depression" TIME

The New York Times Fast-Acting Depression Drug, Newly Approved, Could Help Millions

- Safety?
- Side Effects?
- Durability?
- Convenience?
- Cost?
- Compliance?

1. Sanacora G, Frye MA, McDonald W, et al. A Consensus Statement on the Use of Ketamine in the Treatment of Mood Disorders. *JAMA Psychiatry.* 2017;74(4):399–405. doi:10.1001/jamapsychiatry.2017.0080

AV-101 for MDD and TRD: Transformative Potential

Rapid-onset Potential with Exceptional Safety



- Oral prodrug of 7-Cl-KYNA
- NMDA receptor glycine site antagonist (a full antagonist)
- Rapid-onset antidepressant effects and neurogenesis in preclinical studies
- Well-tolerated in all clinical studies to date
- No psychological side effects
- Intended for chronic at-home use
- FDA Fast Track designation



Phase 2 studies ongoing
Clinical readouts in 2019

AV-101's Mechanism of Action

Inhibits NMDA Receptor Activity


NMDA Receptor Pharmacology
K+
Extracellular side
Glutamate binding site
Glycine binding site
NR2B
(NR2A-D)
NR1
Cytoplasmic side
Na+
Ca2+
Classic channel-blocking antagonists:
Ketamine Lanicemine
Phencyclidine
7-Cl-KYNA
(full antagonist)
L-4-chlorokynurenine
(4-Cl-KYN)
(oral delivery to CNS)
Activated
Astrocytes
7-chlorokynurenic acid
(7-Cl-KYNA)
(low adverse events expected)
AV-101
Oral Prodrug
(4-Cl-KYN)
AV-101
Active Metabolite
(7-Cl-KYNA)

VistaGen Therapeutics

AV-101's Mechanism of Action

Inhibits NMDA Receptor Activity



Ketamine completely blocks the ion channel of the NMDA receptor

AV-101's active metabolite (7-Cl-KYNA) does not block NMDA receptor activity; it inhibits it



VistaGen Therapeutics

AV-101 vs. Ketamine in Published Preclinical Studies


Ketamine HCl



Rapid-acting, Antidepressant-like Effects	AV-101	Ketamine
Forced-swim	COMPARABLE	COMPARABLE
Tail-suspension	COMPARABLE	COMPARABLE
Learned-helplessness	COMPARABLE	COMPARABLE
Novelty-suppressed feeding	COMPARABLE	COMPARABLE
Side Effects	**AV-101**	**Ketamine**
Psychotomimetic and rewarding	No	Yes
Hyper movement	No	Yes
Movement sensitization	No	Yes
Circling and rearing	No	Yes
Sensory-motor gating	No	Yes

Zanos, P., et al. (2015). "The Prodrug 4-Chlorokynurenine Causes Ketamine-Like Antidepressant Effects, but Not Side Effects, by NMDA/GlycineB-Site Inhibition." J Pharmacol Exp Ther 355(1): 76-85.

AV-101 Published Phase 1A and 1B Safety Studies

Excellent safety profile, similar to placebo

VistaGen Therapeutics



Scandinavian Journal of Pain
Randomized, double-blind, placebo-controlled, dose-escalation study: Investigation of the safety, pharmacokinetics, and antihyperalgesic activity of L-4-chlorokynurenine in healthy volunteers

- Two NIH-funded Phase 1 safety studies conducted in 86 normal volunteers
- Phase 1A: Single ascending dose: 30 to 1440 mg administered once
- Phase 1B: Multiple ascending dose: 360, 1080 and 1440 mg administered daily for 14 days
- Well-tolerated, AE's similar to placebo

Multiple subjects on AV-101 (none on placebo) reported positive feelings of well-being similar to antidepressant effects reported with ketamine, but without ketamine's psychological side-effects

Wallace, M., et al. (2017) "Randomized, double-blind, placebo-controlled, dose-escalation study: Investigation of the safety, pharmacokinetics, and antihyperalgesic activity of L-4-chlorokynurenine in healthy volunteers." Scandinavian Journal of Pain 17(1): 243-251.

AV-101 NIMH Phase 2 Study for MDD

NIH National Institute of Mental Health

VistaGen Therapeutics

Principal Investigator: Dr. Carlos Zarate, Jr., National Institute of Mental Health

- NIH-sponsored, ongoing at NIMH
- Monotherapy for TRD, cross-over study, once per day for 14 days
- Blinded AEs suggest AV-101 continues to be exceptionally well-tolerated
- CSF measurements of AV-101, 7-Cl-KYNA and quinolinic acid will be taken
- Glutamate levels in brain measured by MR spectroscopy in response to AV-101
- Target enrollment, ca. 20 adults
- Target topline results, end of Q2 2019

Primary Endpoint: Change in HAM-D from baseline compared to placebo

AV-101 ELEVATE Phase 2 Study for MDD

VistaGen® Therapeutics

Principal Investigator: Dr. Maurizio Fava, Harvard Medical School

- Company-sponsored
- Adjunctive treatment for inadequate response to current SSRI/SNRI therapy
- Oral dose, once per day for 14 days
- Blinded AEs suggest AV-101 continues to be exceptionally well-tolerated
- Target enrollment, ca. 180 patients
- Target topline results, end of Q3 2019

Primary Endpoint: Change in MADRS-10 from baseline compared to placebo

Initial Regulatory and Commercial Objectives for AV-101

Displace Adjunctive Atypical Antipsychotics


FIRST-LINE
SSRI/SNRI
4-6 Weeks or more
SECOND-LINE
SSRI/SNRI
4-6 Weeks or more
THIRD-LINE
SSRI/SNRI
4-6 Weeks or more
AV-101
Atypical Antipsychotics

VistaGen Therapeutics

Next Step: The RELAY Study

Prevent TRD Relapse following Ketamine-based Therapy

- Phase 2 study preparation in process
- Relapse prevention post-ketamine-based therapy, AV-101 vs. placebo
- Multi-center, double blind, placebo-controlled (ca. 200 subjects)
- TRD patients who have responded to IV ketamine or intranasal esketamine
- Oral dose, once per day for 12 weeks
- Potential target launch: mid-2020

Primary Endpoint: Kaplan-Maier survival analysis for time to relapse following response to IV ketamine or intranasal esketamine

PH10 for MDD

Rapid-Onset, Exceptional Safety

VistaGen Therapeutics



- **Novel CNS neuroactive steroid nasal spray**
- **Activates nasal chemosensory receptors that trigger neural circuits in the brain leading to antidepressant effects**
- **Rapid-onset antidepressant efficacy in Phase 2a**
- **Microgram dose, no systemic exposure**
- **Well-tolerated, minimal side effects**



Phase 2a POC Completed

Preparing to Launch Phase 2b in 2020

Potential First-Line Take-Home ADT without Psychological Side Effects

PH10 Mechanism of Action
Activates Neural Circuits Leading to Antidepressant Effects

- **Fundamentally different from all current treatments**
- **Activates nasal chemosensory receptors that trigger neural circuits in the brain leading to antidepressant effects**
  - **Engages nasal chemosensory receptors that trigger a subset of neurons in the main olfactory bulbs (OB)**
  - **OB neurons stimulate neurons in the limbic amygdala that release CRH, glutamate and norepinephrine , increasing release of norepinephrine, serotonin and dopamine in the CNS, and increasing activity of the limbic-hypothalamic sympathetic nervous system**



PH10 Phase 2a MDD Study (Monotherapy)



Hamilton Depression (HAM D) Score Reduction From Baseline
Reduction in HAM D from Baseline
-5.0
-7.5
-10.0
-12.5
-15.0
-17.5
(n = 30)
TxWk1
TxWk2
TxWk3
TxWk4
TxWk5
TxWk6
TxWk7
TxWk8
Placebo
High Dose
Low Dose

Ultra low doses of intranasal PH10 improve MDD symptoms with rapid-onset efficacy.

PH10 Dose	HAM D Score	P (PH10 vs Placebo)	Cohen's D (Effect Size)
3.2 µg (Low Dose)	16.3	.101	0.74
6.4 µg (High Dose)	17.8	.022	0.95
Placebo	10.9		

Summary: AV-101 and PH10 for MDD and TRD

Multiple Shots on Goal

Augmentation for inadequate response to SSRIs/SNRIs

- **AV-101 ELEVATE Study (ongoing)**

Relapse prevention after successful ketamine-based therapy

- **AV-101 RELAY Study (preparing for launch in 2020)**

First-line monotherapy

- **PH10 Phase 2b Study (preparing for launch in 2020)**





Phase 1 Clinical Program

—

AV-101

for

Suicidal Ideation

www.vistagen.com

VistaGen® Therapeutics

Nasdaq: VTGN

AV-101 for Suicidal Ideation

U.S. Department of Veterans Affairs

Baylor College of Medicine

VistaGen Therapeutics

Baylor / VA Phase 1b Clinical Study

- Sponsored by U.S. Department of Veteran's Affairs (VA)
- Ongoing at Baylor University
- First-step study testing for potential anti-suicidal effects of AV-101
- Double-blind, placebo-controlled, crossover design
- Two single doses of AV-101 (720 mg and 1440 mg) and placebo over three weeks
- Target enrollment: 12 healthy U.S. Veterans
- Topline results anticipated in Q4 2019

Primary Objective: Target engagement relevant to NMDA antagonism and suicidal ideation

Additional Programs

—

AV-101

for

Neuropathic Pain

and

Parkinson's LID

www.vistagen.com

VistaGen® Therapeutics

Nasdaq: VTGN

VistaGen® Therapeutics

AV-101 for Neuropathic Pain

- Potential oral non-opioid treatment option
- Non-addictive and non-sedating in published preclinical studies
- FDA Fast Track designation


Journal of Pain

"[W]e've undertaken … steps to advance the development of non-addictive treatments for pain."[1]

Scott Gottlieb, M.D., FDA Commissioner

Next Step: Phase 2a study launch in 2020

AV-101 for Parkinson's LID

- Levodopa-induced dyskinesia (LID)
- Reduced mean dyskinesia scores in Parkinsonian monkeys with LID without worsening Parkinson's symptoms
- Potential to replace oral amantadine for PD LID


Carbidopa and Levodopa Tablets, USP
10 mg/100 mg

Next Step: Phase 2a study launch in 2020

1. FDA Commissioner Scott Gottlieb, M.D., https://www.fda.gov/NewsEvents/Newsroom/PressAnnouncements/ucm638831.htm

Experienced Team Leading Execution

VistaGen Therapeutics



Shawn K. Singh
Chief Executive Officer
- 25 years of experience with biopharmaceutical companies, a healthcare venture capital firm and a profitable CRO
- Artemis Neuroscience; SciClone Pharmaceuticals; Cato BioVentures; Cato Research; Morrison & Foerster



Ralph Snodgrass, Ph.D.
President, Chief Scientific Officer
- 23 years of experience in senior biotechnology management
- Progenitor; Lineberger Comprehensive Cancer Center





Jerrold D. Dotson, CPA
Chief Financial Officer, Secretary
- 20 years of experience in senior management finance and administration
- Calypte Biomedical; Discovery Foods; California & Hawaiian Sugar; Clorox

Mark A. Smith, M.D., Ph.D.
Chief Medical Officer
- 20 years of large Pharma CNS drug development experience
- Teva Pharmaceuticals; Shire Pharmaceuticals; AstraZeneca Pharmaceuticals; DuPont Pharmaceutical Company; U.S. National Institute of Mental Health



Mark A. McPartland
Vice President, Corporate Development
- 20 years of experience in corporate development, capital markets and management consulting
- Stellar Biotechnologies; MZ Group; Hayden Communications; Alliance Advisors

VistaGen® Therapeutics

Distinguished Clinical and Regulatory Advisors

HARVARD UNIVERSITY	**Maurizio Fava, M.D.** Professor of Psychiatry, Harvard Medical School; Director, Division of Clinical Research, Massachusetts General Hospital (MGH) Research Institute; Executive Director, MGH Clinical Trials Network and Institute	Baylor College of Medicine	**Sanjay Mathew, M.D.** Associate Professor of Psychiatry and Behavioral Sciences, Marjorie Bintliff Johnson and Raleigh White Johnson; Jr. Chair for Research in Psychiatry and Menninger Department of Psychiatry & Behavioral Sciences, Baylor College of Medicine
Columbia University Department of Psychiatry	**Michael Liebowitz, M.D.** Professor of Clinical Psychiatry, Columbia University; Managing Director and Founder, The Medical Research Network, LLC; Director (retired), Anxiety Disorders Clinic at the New York State Psychiatric Institute	Yale University	**Gerard Sanacora, Ph.D., M.D.** Professor of Psychiatry, Yale School of Medicine; Director, Yale Depression Research Program; Scientific Director, Yale-New Haven Hospital Interventional Psychiatry Service
FDA	**Thomas Laughren, M.D.** Director (retired), U.S. Food and Drug Administration (FDA) Division of Psychiatry Products, Office of New Drugs, Center for Drug Evaluation and Research (CDER)	UC San Diego School of Medicine	**Mark Wallace, M.D.** Professor of Clinical Anesthesiology, Chair of the Division of Pain Medicine, Medical Director and Director at the University of California, San Diego

Looking beyond current therapies for CNS diseases and disorders with high unmet need

VistaGen Therapeutics

Emphasis: at-home use, rapid-onset, exceptional safety

3 late-stage product candidates with new generation MOAs

2 with Phase 2 POC efficacy and safety, **3rd** with potential in 2019

3 clinical readouts during 2019

At least **1** pivotal Phase 3 study launch in 2020

VistaGen® Therapeutics

LOOKING BEYOND CURRENT TREATMENTS FOR CENTRAL NERVOUS SYSTEM (CNS) DISEASES AND DISORDERS WITH HIGH UNMET NEED

www.vistagen.com

Nasdaq: VTGN

Thank You